UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): JANUARY 6, 1998


                           CORNELL CORRECTIONS, INC.
            (Exact name of registrant as specified in its charter)


                                    1-14472
                           (Commission File Number)



               DELAWARE                                76-0433642
      (State or other jurisdiction                   (I.R.S. Employer
         of incorporation)                        Identification Number)


                           4801 WOODWAY, SUITE #100E
                              HOUSTON, TEXAS 77056
             (Address of principal executive offices and zip code)

                                (713) 623-0790
              (Registrants telephone number, including area code)
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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

   On January 6, 1998, Cornell Corrections, Inc., a Delaware corporation (the "Company") through its wholly owned subsidiary, Cornell Corrections of Oklahoma, Inc. ("CCOI"), acquired the Great Plains Correctional Facility, an existing 812-bed medium security prison located in Hinton, Oklahoma. The purchase was completed pursuant to an Agreement of Purchase and Sale, as amended, ("Agreement") between Foresite Capital Facilities Corporation ("Foresite") and the Hinton Economic Development Authority ("HEDA"). Foresite had assigned its rights under the Agreement to CCOI. The Company paid an aggregate purchase price of $43.0 million, excluding transactions costs. The Company financed the purchase with $18.8 million of borrowings under its 1997 Credit Facility with ING (U.S.) Capital Corporation, and the remainder with cash. The acquisition is being treated as a purchase for accounting purposes.

   The Great Plains Correctional Facility is currently operated pursuant to a one-year contract with nine one-year renewal options between the Oklahoma Department of Corrections and HEDA; HEDA in turn currently subcontracts the daily operations of the prison to another operator. The Company will immediately begin the transition from the current operator and will assume the complete operations of the prison on or before July 5, 1998.

   The aggregate purchase price of $43.0 million included the 812-bed facility and all surrounding infrastructure, a 30-year operating contract with 4 five-year renewals between HEDA and the Company, plus an additional 20 adjacent acres of land for potential future expansion of the facility.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (A) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

            As of the filing date of this Form 8-K, the Company has found it impracticable to file the required financial statements of the acquired business. The Company intends to file the required financial statements as soon as they become available but in any event no later than 60 days after the deadline for filing this report on Form 8-K.

        (B) PRO FORMA FINANCIAL INFORMATION.

            As of the filing date of this Form 8-K, the Company has found it impracticable to file the required pro forma financial information for the Acquisition. The Company intends to file the required pro forma financial information as soon as it becomes available but in any event no later than 60 days after the deadline for filing this report on Form 8-K.

        (C) EXHIBITS.

        2.1 Asset Purchase Agreement dated as of November 17, 1997 by and between Foresite Capital Facilities Corporation and the Hinton Economic Development Authority.

        2.2 Amendment to Agreement of Purchase and Sale dated December 10, 1997.

        2.3 Amendment No. 2 to Agreement of Purchase and Sale dated January 6, 1998.

        2.4 Assignment of Agreement of Purchase and Sale dated as of January 5, 1998 by and between Foresite Capital Facilities Corporation and Cornell Corrections of Oklahoma, Inc.

                                  SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               CORNELL CORRECTIONS, INC.


Date:  JANUARY 21, 1998                        By: /s/ STEVEN W. LOGAN
                                                       Steven W. Logan
                                                       Senior Vice President and
                                                       Chief Financial Officer